                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant  [x]

Filed by a Party other than the Registrant  [  ]

Check the appropriate box:

     [ ]  Preliminary Proxy Statement
     [ ] Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
     [x]  Definitive Proxy Statement
     [ ]  Definitive Additional Materials
     [ ]  Soliciting Materials Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                          Vista Energy Resources, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [x]  No fee required.

     [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
          0-11.

          1) Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------
          2) Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------
          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------
          4) Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------
          5) Total fee paid:

          ----------------------------------------------------------------------
     [  ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the filing fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1) Amount previously paid:

          ----------------------------------------------------------------------
          2) Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------
          3) Filing Party:

          ----------------------------------------------------------------------
          4) Date Filed:

          ----------------------------------------------------------------------

                          VISTA ENERGY RESOURCES, INC.
                        550 WEST TEXAS AVENUE, SUITE 700
                              MIDLAND, TEXAS 79701

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                       TO BE HELD THURSDAY, MAY 27, 1999

                                                                     May 3, 1999

To the Stockholders:

     You are cordially invited to attend the 1999 Annual Meeting of Stockholders of Vista Energy Resources, Inc. (the "Company") on Thursday, May 27, 1999, at 10:00 a.m., local time, at The Midland Room, Fasken Center, Tower II, 2nd Floor, 550 West Texas Avenue, Midland, Texas. The meeting will be held for the following purposes:

     (1) To elect six directors;

     (2) To ratify the selection of Arthur Andersen LLP as independent auditors of the Company for fiscal 1999; and

     (3) To transact any other business that may properly come before the meeting.

     This notice is accompanied by a form of proxy, a Proxy Statement and the Company's 1998 Annual Report to stockholders. These items of business are more fully described in the Proxy Statement.

     The close of business on April 28, 1999, has been fixed as the record date to determine stockholders entitled to receive notice of and to vote at the Annual Meeting and any adjournments. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection by any stockholder for any purpose germane to the meeting during ordinary business hours for ten days before the meeting at the Company's offices at the address on this notice and at the Annual Meeting.

     WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ACCORDANCE WITH THE INSTRUCTIONS ON THE PROXY CARD TO ENSURE YOUR REPRESENTATION AT THE MEETING. A return envelope is enclosed for that purpose. You may revoke your proxy at any time before the shares to which it relates are voted at the Annual Meeting, and you may still vote in person if you attend the Annual Meeting. Please note, however, that if your shares are held in the name of a broker, bank or other nominee and you wish to attend the Annual Meeting, you must obtain a proxy issued in your name from that broker, bank or other nominee.

                                            By Order of the Board of Directors,

                                                   /s/ C. RANDALL HILL

                                            ------------------------------------
                                            C. Randall Hill
                                            Chairman of the Board, Chief
                                            Executive Officer and
                                            Chief Financial Officer

Midland, Texas
May 3, 1999

                          VISTA ENERGY RESOURCES, INC.
                        550 WEST TEXAS AVENUE, SUITE 700
                              MIDLAND, TEXAS 79701
                           -------------------------

                                PROXY STATEMENT
                           -------------------------

                         ANNUAL MEETING OF STOCKHOLDERS

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Vista Energy Resources, Inc. (the "Company") to be voted at the Annual Meeting of Stockholders to be held on Thursday, May 27, 1999, at 10:00 a.m., local time, at The Midland Room, Fasken Center, Tower II, 2nd Floor, 550 West Texas Avenue, Midland, Texas 79701, and any and all adjournments thereof. By signing and returning the enclosed Proxy, you authorize the persons named on the Proxy to represent you and vote your shares at the Annual Meeting. This Proxy Statement and Proxy were first mailed or given to stockholders of the Company on or about May 3, 1999.

     If you attend the Annual Meeting, you may vote in person. If you are not present at the Annual Meeting, your shares can be voted only if you have returned a properly signed Proxy or are represented by another proxy. You may revoke the enclosed Proxy at any time before it is exercised at the Annual Meeting by (a) signing and submitting a later-dated proxy to the Secretary of the Company, (b) written notice of revocation to the Secretary of the Company, or (c) voting in person at the Annual Meeting.

                               VOTING AND QUORUM

     The only outstanding voting security of the Company is its common stock, par value $.01 per share ("Common Stock"). On April 28, 1998, the record date for the Annual Meeting, there were 16,312,337 shares of Common Stock outstanding and entitled to be voted at the Annual Meeting.

     Each share of Common Stock outstanding on the record date is entitled to one vote. The presence in person or by proxy of a majority of the shares of Common Stock outstanding on the record date is required to constitute a quorum at the Annual Meeting. If a quorum is not present, the stockholders entitled to vote who are present in person or represented by proxy at the Annual Meeting have the power to adjourn the Annual Meeting from time to time, without notice other than an announcement at the Annual Meeting, until a quorum is present. At any adjourned Annual Meeting at which a quorum is present, any business may be transacted that might have been transacted at the Annual Meeting as originally notified. Abstentions and broker non-votes will count in determining if a quorum is present at the Annual Meeting. A broker non-vote occurs if a broker or other nominee does not have discretionary authority and has not received instructions with respect to a particular item.

     Proxies in the accompanying form that are properly signed and returned will be voted at the Annual Meeting in accordance with the instructions on the Proxy. Any properly executed Proxy on which no contrary instructions have been indicated about a proposal will be voted as follows with respect to the proposal: FOR the election of the six persons named in this Proxy Statement as the Board of Directors' nominees for election to the Board of Directors; FOR ratification of the selection of Arthur Andersen LLP as independent auditors of the Company for 1999; and in accordance with the discretion of the holders of the Proxy with respect to any other business that properly comes before the stockholders at the Annual Meeting. The Board of Directors knows of no matters, other than those previously stated, to be presented for consideration at the Annual Meeting. The persons named in the accompanying Proxy may also, at their discretion, vote the Proxy to adjourn the Annual Meeting from time to time.

                     PROPOSAL ONE -- ELECTION OF DIRECTORS

     The Board of Directors has designated C. Randall Hill, Steven D. Gray, Kenneth A. Hersh, David R. Albin, John S. Foster and John Q. Adams as nominees for election as directors of the Company at the Annual Meeting. If elected, each nominee for director will serve until expiration of his term at the 2000 annual meeting of stockholders and until his successor is elected and qualified. Each nominee is currently a director of the Company. For information about each nominee, see "Directors and Executive Officers."

     The Board of Directors has no reason to believe that any of its nominees will be unable or unwilling to serve if elected. If a nominee becomes unable or unwilling to serve, your Proxy will be voted for the election of a substitute nominee recommended by the current Board of Directors, or the number of the Company's directors will be reduced.

     The election of directors requires the affirmative vote of a plurality of the shares of Common Stock present or represented by proxy and entitled to vote at the Annual Meeting. Accordingly, abstentions and broker non-votes will not have any effect on the election of a particular director.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ELECTION OF EACH OF THESE NOMINEES.

              PROPOSAL TWO -- SELECTION OF INDEPENDENT ACCOUNTANTS

     The Board of Directors has selected Arthur Andersen LLP as the Company's independent accountants for 1999. Arthur Andersen LLP has served as the Company's independent accountants since 1995. The Company expects that representatives of Arthur Andersen LLP will be present at the Annual Meeting to respond to appropriate questions and will have an opportunity to make a statement if they desire to do so.

     Ratification of the selection of Arthur Andersen LLP as the Company's independent accountants requires the affirmative vote of a majority of the shares of Common Stock present or represented by proxy and entitled to vote at the Annual Meeting. Accordingly, an abstention will have the same effect as a vote against the ratification of the selection of Arthur Andersen LLP. Broker non-votes will not have any effect on approval of the ratification of the selection of Arthur Andersen LLP. If the independent accountants are not ratified, the Board of Directors will consider the appointment of other independent accountants. The Board of Directors may terminate the appointment of Arthur Andersen LLP as independent accountants without the approval of the Company's stockholders whenever the Board of Directors deems termination necessary or appropriate.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE SELECTION OF ARTHUR ANDERSEN LLP AS THE COMPANY'S INDEPENDENT ACCOUNTANTS.

                        DIRECTORS AND EXECUTIVE OFFICERS

     The following table provides information concerning the directors and executive officers of the Company:

NAME                                             AGE                      POSITION
----                                             ---                      --------
C. Randall Hill................................  40    Chairman, Chief Executive Officer and Chief
                                                         Financial Officer
Steven D. Gray.................................  39    President and Director
R. Cory Richards...............................  38    Executive Vice President -- Exploration Manager
                                                       and Secretary
Kenneth A. Hersh...............................  36    Director
David R. Albin.................................  39    Director
John S. Foster.................................  41    Director
John Q. Adams..................................  61    Director

     Executive officers are generally appointed by the Board of Directors to serve, subject to the discretion of the Board of Directors, until their successors are appointed. Set forth below is a description of the backgrounds of the directors and executive officers of Vista:

     C. Randall Hill, 40, serves as Chairman of the Board, Chief Executive Officer and Chief Financial Officer of Vista. He formerly served as Chairman of the Board and Chief Executive Officer of Vista's predecessor companies since December 1992. From 1985 through 1992, Mr. Hill practiced law with the law firms of Weil, Gotshal & Manges and Johnson & Swanson in Dallas, Texas. Mr. Hill earned his J.D. from the University of Tulsa in 1985 and his B.B.A. from the University of New Mexico in 1982.

     Steven D. Gray, 39, serves as President, Chief Operating Officer and a director of the Company. He previously served in those positions with Vista's predecessor companies since December 1992. From 1982 through 1989, Mr. Gray held several petroleum engineering positions with Texas Oil and Gas Corp. From 1989 to 1992, Mr. Gray was a petroleum operations and reservoir engineer with Bettis, Boyle and Stovall, a privately held, independent oil and gas company in Graham, Texas. Mr. Gray earned his B.S. in petroleum engineering from Texas Tech University in 1982.

     R. Cory Richards, 38, serves as Executive Vice President, Exploration Manager and Secretary of the Company, as he did for its predecessor company since its inception in 1995. From 1987 until 1995, Mr. Richards was an officer and director and Exploration Manager for J. McShane, Inc., a privately held, independent oil and gas company in Monahans, Texas. Mr. Richards earned his B.S. in geological sciences from the University of Texas at Austin in 1985.

     Kenneth A. Hersh, 36, has been a Managing Director of Natural Gas Partners ("NGP") since 1989. NGP is a family of investments funds organized to make equity investments in oil and gas companies. Previously, he was employed by the investment banking division of Morgan Stanley & Co. Incorporated where he was a member of the firm's energy group specializing in oil and gas financing and acquisition transactions. Mr. Hersh serves as a director of HS Resources, Inc., Petroglyph Energy, Inc., Pioneer Natural Resources Co., and Titan Exploration, Inc. Mr. Hersh earned his MBA from the Stanford University Graduate School of Business and his undergraduate degree from Princeton University.

     David R. Albin, 39, has been a Managing Director of NGP since 1988. Prior to the founding of NGP, Mr. Albin was a partner in the $600 million Bass Investment Limited Partnership ("BILP"), a partnership formed by the Bass family of Fort Worth, Texas. Before joining BILP, he was a member of the oil and gas group in Goldman, Sachs & Co.'s investment banking division. Mr. Albin serves as a director of Petroglyph Energy, Inc. and Titan Exploration, Inc. Mr. Albin earned a B.S. in physics in 1981 and his MBA in 1985, both from Stanford University.

     John S. Foster, 41, has been a Managing Director of NGP since 1989. Previously, he was employed by the Fixed Income Research division of Credit Suisse First Boston Corporation where he focused on primary and secondary bond transactions for investment grade energy companies. Mr. Foster earned his MBA from the Stern School of Business at New York University and his undergraduate degree from Williams College.

     John Q. Adams, 61, has served as the president of J.Q. Enterprises, Inc. since 1995. From 1993 to 1995, Mr. Adams serves as the president of Medeva, Inc. From 1991 to 1993, Mr. Adams served as the president of Adams Laboratories, Inc. Mr. Adams earned a B.A. in biology from Heidelberg College.

                      MEETINGS AND COMMITTEES OF DIRECTORS

     The Board of Directors held one meeting during 1998. All directors attended such meeting.

                            MANAGEMENT COMPENSATION

COMPENSATION OF EXECUTIVE OFFICERS

     Summary Compensation Table. The Company has only three executive officers. The following table summarizes the compensation earned during each of the last three fiscal years by (i) the Company's Chief Executive Officer and (ii) the Company's two most highly compensated executive officers other than the Chief Executive Officer, who were serving as executive officers at the end of 1998 ("Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                              ANNUAL COMPENSATION                 LONG TERM COMPENSATION
                                      ------------------------------------   ---------------------------------
                                                             CONTRIBUTION    RESTRICTED   SECURITIES
                                                             TO RETIREMENT     STOCK      UNDERLYING    LTIP
                                                               ACCOUNTS       AWARD(S)     OPTIONS/    PAYOUTS    ALL OTHER
NAME AND PRINCIPAL POSITION    YEAR   SALARY($)   BONUS($)        ($)           ($)          SARS        ($)     COMPENSATION
---------------------------    ----   ---------   --------   -------------   ----------   ----------   -------   ------------
C. Randall Hill..............  1998    120,000     66,920        2,400            0           0           0           0
  Chief Executive Officer      1997    110,000     25,000        2,200
                               1996    105,000     15,000            0
Steven D. Gray...............  1998    120,000     66,920        2,400            0           0           0           0
  President                    1997    110,000     25,000        2,200
                               1996    105,000     15,000            0
R. Cory Richards.............  1998    100,000     61,920        2,000            0           0           0           0
  Executive Vice President     1997     82,250     13,000          200
  and Exploration Manager      1996     62,853     10,000            0

     Option/SAR Grants in 1998. The following table sets forth information regarding the Stock option grants the Company made to the Named Executive Officers during 1998.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                              % OF TOTAL
                                 NUMBER OF     OPTIONS/                                       POTENTIAL REALIZED VALUE AT
                                 SECURITIES      SARS                                           ASSUMED ANNUAL RATES OF
                                 UNDERLYING    GRANTED                DATE OF                STOCK PRICE APPRECIATION FOR
                                  OPTIONS/        TO                   GRANT                          OPTION TERM
                                    SARS      EMPLOYEES    EXERCISE   MARKET    EXPIRATION   -----------------------------
NAME                              GRANTED      IN 1998      PRICE      PRICE       DATE           5%              10%
----                             ----------   ----------   --------   -------   ----------   -------------   -------------
C. Randall Hill................      0            0           0         --          --            --              --
Steven D. Gray.................      0            0           0         --          --            --              --
R. Cory Richards...............      0            0           0         --          --            --              --

     Option Exercises and Fiscal Year End Values. The following table provides information about the number of shares issued upon option exercises by the Named Executive Officers during 1998, and the value realized by the Named Executive Officers. The table also provides information about the number and value of options held by the Named Executive Officers at December 31, 1998.

         AGGREGATE OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL
                           YEAR-END OPTION/SAR VALUES

                                                         NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                                        UNDERLYING UNEXERCISED             IN-THE-MONEY
                         SHARES                        OPTIONS/SARS AT YEAR-END         OPTIONS AT YEAR-END
                       ACQUIRED ON                    ---------------------------   ---------------------------
        NAME            EXERCISE     VALUE REALIZED   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
        ----           -----------   --------------   -----------   -------------   -----------   -------------
C. Randall Hill......       0              0               0              0              0              0
Steven D. Gray.......       0              0               0              0              0              0
R. Cory Richards.....       0              0               0              0              0              0

              LONG-TERM INCENTIVE PLANS-AWARDS IN LAST FISCAL YEAR

                                                          PERFORMANCE OR
                                                           OTHER PERIOD    ESTIMATED FUTURE PAYOUTS UNDER
                                          NUMBER OF           UNTIL          NON-STOCK PRICE-BASED PLANS
                                       SHARES, UNITS OR   MATURATION OR    -------------------------------
                NAME                     OTHER RIGHTS         PAYOUT       THRESHOLD    TARGET    MAXIMUM
                ----                   ----------------   --------------   ----------   -------   --------
C. Randall Hill......................         0                 --             --         --         --
Steven D. Gray.......................         0                 --             --         --         --
R. Cory Richards.....................         0                 --             --         --         --

COMPENSATION OF DIRECTORS

     Directors who are also employees of the Company are not separately compensated for serving on the Company's Board. Directors who are not employees of the Company will receive $250 per meeting for their services as directors. In addition, the Company will reimburse directors for reasonable expenses incurred in connection with attending meetings of the Company's Board and its committees.

STOCK OPTION PLAN

     The Company has one stock option plan for its executive officers and key employees, the 1998 Key Employee Stock Option Plan (the "1998 Option Plan"). The Company may grant awards with respect to shares of its common stock under the 1998 Option Plan to officers, directors and employees of the Company or any subsidiary corporation thereof. The awards under the 1998 Option Plan may include (i) incentive stock options qualified as such under U.S. Federal Income Tax laws, and (ii) stock options that do not qualify as incentive stock options. The number of shares of common stock that may be subject to outstanding awards under the 1998 Option Plan is 900,000. No options have been granted as yet under the 1998 Option Plan.

     The Board of Directors of the Company or any committee designated by it may administer the 1998 Option Plan (the "Committee"). The Committee has broad discretion to administer the 1998 Option Plan, interpret its provisions and adopt policies for implementing the 1998 Option Plan. This discretion includes the ability to select the recipient of an award, determine the type and amount of each award, establish the terms of each award, accelerate vesting or exercisability of an award, determine whether performance conditions have been satisfied and otherwise modify or amend any award under the 1998 Option Plan.

     The Committee determines the exercise price of each option granted under the 1998 Option Plan. The exercise price for an incentive stock option must not be less than the fair market value of the Company's common stock on the date of grant. Stock options may be exercised as the Committee determines, but not later than five years from the date of grant in the case of incentive stock options. At the discretion of the Committee, holders may use shares of stock to pay the exercise price, including shares issuable upon exercise of the option.

EMPLOYMENT CONTRACTS

     The Company has not entered into any employment agreements with its directors, officers or employees.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

To the Stockholders
of Vista Energy Resources, Inc.

     As members of the Board of Directors, it is our responsibility to review and set the compensation levels of the Company's executive officers, evaluate the performance of management and consider management succession and related matters. In addition, we administer any annual or long-term incentive compensation plans of the Company.

     The Board of Directors considers information with respect to the reasonableness of compensation paid to executive officers of the Company, as well as all employees of the Company and its subsidiaries in managerial positions. The Board of Directors also takes into account how compensation compares to compensation paid by competitors in the Company's industry as well as the performance of the Company.

     The Company's executive compensation policy is designed to attract, motivate, reward and retain the key executive talent necessary to achieve the Company's business objectives and contribute to the long-term success of the Company. In order to meet these goals, the Company's compensation policy for its executive officers focuses primarily on determining appropriate salary levels and providing long-term stock-based incentives. To a lesser extent, the Company's compensation policy also contemplates performance-based cash bonuses. The executive compensation program for 1998 consisted of two elements: base salary and annual incentive bonus.

     Base Salary. Base salary for executive officers is determined principally by competitive factors and the marketplace. In determining its recommendations for adjustments to officers' base salaries for fiscal 1998, the Company focused primarily on the scope of each officer's responsibilities, each officer's contributions to the Company's success in moving toward its long-term goals during the fiscal year, the completion of the Company's merger with Midland Resources, Inc., the acquisition of properties from I.P. Petroleum Company, the Company's assessment of the quality of services rendered by the officer, comparison with compensation for officers of comparable companies and an appraisal of the Company's financial position.

     Annual Incentive Bonus. The compensation policy of the Company is that a part of the annual compensation of each officer be related to and contingent upon the performance of the Company, as well as the individual contribution of each officer. In addition, the Board of Directors has reviewed compensation information for executives of companies comparable to the Company in an effort to ensure that the Company's bonuses are competitive.

     Equity Compensation. The grant of stock options to executive officers constitutes an important element of long-term compensation for the executive officers. The grant of stock options increases management's equity ownership in the Company with the goal of ensuring that the interests of management remain closely aligned with those of the Company's stockholders. The Board believes that stock options in the Company provide a direct link between executive compensation and stockholder value. By attaching vesting requirements, stock options also create an incentive for executive officers to remain with the Company for the long term.

     The members of the Committee believe that linking executive compensation to corporate performance results in a better alignment of compensation with corporate goals and stockholder interests. As performance goals are met or exceeded, resulting in increased value to stockholders, executive officers are to be rewarded commensurately. The members of the Committee believe that compensation levels during 1998 adequately reflect the compensation goals and practices of the Company.

                                            COMPENSATION COMMITTEE

                                            David R. Albin
                                            Kenneth A. Hersh

April 30, 1999

                               PERFORMANCE GRAPH

     The following graph and chart shows a comparison of cumulative total stockholder returns(1) for the Common Stock of the Company, the American Stock Exchange Market Value Index and the Dow Jones -- Secondary Oil Index since October 29, 1998, the first day the Company's Common Stock was publicly traded.

                                                                                        Dow Jones --
               Measurement Period                                         AMEX           Secondary
             (Fiscal Year Covered)                     Vista          Market Index          Oil
October 29, 1998                                               100               100               100
December 31, 1998                                               68               110                91

(1) Total return assuming reinvestment of dividends. Assumes $100 invested on October 29, 1998 in Common Stock of Vista, the American Stock Exchange Market Index and the Dow Jones -- Secondary Oil Index.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                             OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding the beneficial ownership of the shares of the Company's Common Stock as of April 26, 1999, by
(i) each person the Company knows to be the beneficial owner of 5% or more of the outstanding shares of Common Stock, (ii) each Named Executive Officer, (iii) each director of the Company, and (iv) all executive officers and directors of the Company as a group. Except as indicated in the footnotes to the table, the Company believes that the persons named in the table have sole voting and investment power with respect to the shares of Common Stock indicated.

                                                                  SHARES         PERCENTAGE
                                                               BENEFICIALLY     BENEFICIALLY
NAME AND ADDRESS OF BENEFICIAL OWNER                              OWNED            OWNED
------------------------------------                           ------------     ------------
Natural Gas Partners II, L.P.
  777 Main Street, Suite 2250, Fort Worth, Texas 76102......     6,158,726(1)      32.60%
Natural Gas Partners III, L.P.
  777 Main Street, Suite 2250, Fort Worth, Texas 76102......     8,417,569(2)      42.44%
C. Randall Hill
  550 West Texas Avenue, Suite 700, Midland, Texas 79701....     1,492,118(3)       8.81%
Steven D. Gray
  550 West Texas Avenue, Suite 700, Midland, Texas 79701....     1,492,118(4)       8.81%
R. Cory Richards
  550 West Texas Avenue, Suite 700, Midland, Texas 79701....       823,083(5)       4.94%
Kenneth A. Hersh
  777 Main Street, Suite 2250, Fort Worth, Texas 76102......            --(6)         --
David R. Albin
  100 N. Guadalupe, Suite 205, Santa Fe, New Mexico 87501...            --(6)         --
John S. Foster
  500 West Putnam Avenue, 4th Floor, Greenwich, Connecticut
     06830..................................................            --(6)         --
John Q. Adams
  2350 Airport Freeway, Suite 280, Bedford, Texas 76022.....       362,275(7)       2.20%
All directors and executive officers as a group.............    18,745,889(8)(9)    77.60%

---------------

(1) Includes 2,576,760 shares issuable upon exercise of stock warrants exercisable within 60 days of April 26, 1999 at an exercise price of $4.00 per share.

(2) Includes 3,521,841 shares issuable upon exercise of stock warrants exercisable within 60 days of April 26, 1999 at an exercise price of $4.00 per share.

(3) Includes 632,838 shares issuable upon exercise of stock warrants exercisable within 60 days of April 26, 1999 at an exercise price of $4.00 per share.

(4) Includes 632,838 shares issuable upon exercise of stock warrants exercisable within 60 days of April 26, 1999 at an exercise price of $4.00 per share.

(5) Includes 352,919 shares issuable upon exercise of stock warrants exercisable within 60 days of April 26, 1999 at an exercise price of $4.00 per share.

(6) Messrs. Hersh, Albin and Foster are principal owners and managers of NGP and may be deemed to beneficially own, or otherwise control, the voting of all or some portion of the shares of Vista Common Stock owned by Natural Gas Partners II, L.P. and Natural Gas Partners III, L.P.

(7) Includes 126,875 shares issuable upon exercise of stock warrants exercisable within 60 days of April 26, 1999 at an exercise price of $4.00 per share.

(8) Includes 7,844,071 shares issuable upon exercise of stock warrants exercisable within 60 days of April 26, 1999 at an exercise price of $4.00 per share.

(9) Messrs. Hersh, Albin and Foster are principal owners and managers of NGP and may be deemed to beneficially own, or otherwise control, the voting of all or some portion of the shares of Vista Common

    Stock owned by Natural Gas Partners II, L.P. and Natural Gas Partners III, L.P. Messrs. Hersh, Albin and Foster disclaim beneficial ownership of the common stock of the Company owned by NGP II and NGP III.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Company has entered into an Advisory Services Agreement dated October 28, 1998 (the "Advisory Agreement") with Natural Gas Partners ("NGP"), an affiliate of the Company. Pursuant to the Advisory Agreement, the Company will pay NGP $75,000 per year on a year-to-year basis and reimburse NGP for certain expenses in consideration for certain consulting and financial advisory services to be provided by NGP and its representatives. John S. Foster, David R. Albin and Kenneth A. Hersh, representatives of NGP, serve as directors of the Company.

     Messrs. Foster, Albin and Hersh are three of the four managing members of the ultimate general partner of Natural Gas Partners II, L.P. ("NGP II") and the ultimate general partner of Natural Gas Partners III, L.P. ("NGP III") and also own limited partnership interests in NGP II's and NGP III's general partner. As of December 31, 1998, NGP II owned 3,581,966 shares (22.0%) of the Company's common stock. This excludes 2,576,760 shares issuable upon exercise of stock warrants exercisable within 60 days of April 26, 1999. As of December 31, 1998, NGP III owned 4,895,728 shares (30.0%) of the Company's common stock. This excludes 3,521,841 shares issuable upon exercise of stock warrants exercisable within 60 days of April 26, 1999. Messrs. Foster, Albin and Hersh disclaim beneficial ownership of the common stock of the Company owned by NGP II and NGP III.

           COMPENSATION COMMITTEE INTERLOCK AND INSIDER PARTICIPATION

     David R. Albin and Kenneth A. Hersh, directors of the Company, serve as members of the Compensation Committee of the Company's Board of Directors. Messrs. Albin and Hersh are two of the four managing members of the ultimate general partner of NGP II and the ultimate general partner of NGP III, and also own limited partnership interests in NGP II's general partner. As of December 31, 1998, NGP II owned 3,581,966 shares (22.0%) of the Company's common stock. This excludes 2,576,760 shares issuable upon exercise of stock warrants exercisable within 60 days of April 26, 1999. As of December 31, 1998, NGP III owned 4,895,728 shares (30.0%) of the Company's common stock. This excludes 3,521,841 shares issuable upon exercise of stock warrants exercisable within 60 days of April 26, 1999. Messrs. Albin and Hersh disclaim beneficial ownership of the common stock of the Company owned by NGP II and NGP III.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, directors and persons who beneficially own more than 10% of a registered class of the Company's equity securities to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Based on the Company's review of forms furnished to the Company and representations from reporting persons, the Company believes that all filing requirements applicable to the Company's executive officers, directors and 10% beneficial owners were complied with during 1998.

                             ADDITIONAL INFORMATION

SOLICITATION

     This solicitation of proxies is made by the Board of Directors and will be conducted primarily by mail. Officers, directors and employees of the Company may solicit proxies personally or by telephone, telegram or other forms of wire or facsimile communication. The Company may also request banking institutions, brokerage firms, custodians, nominees and fiduciaries to forward solicitation material to the beneficial owners of Common Stock that those companies hold of record. The costs of the solicitation, including reimbursement of such forwarding expenses, will be paid by the Company.

STOCKHOLDER PROPOSALS

     Pursuant to Rule 14a-4(c)(1) of the Exchange Act of 1934, the Company's management will have discretionary authority with respect to proxies submitted to the 2000 annual meeting of stockholders on any matter which the Company does not receive notice of by March 19, 2000. This rule does not affect the deadline set forth in Rule 14a-8 of the Exchange Act of 1934 for including a shareholder proposal in the Board of Directors' solicitation of proxies. A shareholder proposal must be received by R. Cory Richards, Secretary of the Company, no later than January 4, 2000, in order to be included in such proxy materials pursuant to Rule 14a-8.

ANNUAL REPORT

     The Company's annual report to stockholders for the year ended December 31, 1998, including financial statements, is being mailed herewith to all stockholders entitled to vote at the Annual Meeting. The annual report does not constitute a part of the proxy solicitation material. Copies of the Company's annual report on Form 10-K are available without charge upon written request by contacting the Company's Investor Relations Department, Vista Energy Resources, Inc., 550 West Texas Avenue, Suite 700, Midland, Texas 79701, attn: Norma Hopkins.

                                            By Order of the Board of Directors,

                                                   /s/ C. RANDALL HILL

                                            ------------------------------------
                                            C. Randall Hill
                                            Chairman of the Board, Chief
                                            Executive Officer and
                                            Chief Financial Officer

Midland, Texas
April 30, 1999

                          VISTA ENERGY RESOURCES, INC.

             PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

   VISTA ENERGY RESOURCES, INC. FOR THE ANNUAL MEETING TO BE HELD MAY 27, 1999

          The undersigned hereby constitutes and appoints each of C. Randall Hill and R. Cory Richards, his or her true and lawful agent proxy, with full power of substitution, to represent the undersigned, with all the powers which the undersigned would possess if personally present, and to vote the Common Stock of Vista Energy Resources, Inc. held of record by the undersigned on the record date at the Annual Meeting of Stockholders of Vista Energy Resources, Inc. to be held at The Midland Room, Fasken Center, Tower II, 2nd Floor, 550 West Texas Avenue, Midland, Texas at 10:00 a.m., local time, and at any adjournments or postponement thereof, on all matters coming before said meeting.

          YOU ARE ENCOURAGED TO SPECIFY YOUR VOTE BY MARKING THE APPROPRIATE BOX ON THE REVERSE SIDE BUT YOU NEED NOT MARK ANY BOX IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS, WHICH ARE FOR THE ELECTION OF THE NAMED NOMINEES AS DIRECTORS AND FOR PROPOSAL 2. THE PROXY CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS CARD. THIS PROXY MAY BE REVOKED IN WRITING AT ANY TIME PRIOR TO THE VOTING THEREOF.

          THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN AND WILL AUTHORIZE THE PROXIES TO TAKE ACTION IN THEIR DISCRETION UPON OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS. PROXIES ARE AUTHORIZED TO VOTE UPON MATTERS INCIDENT TO THE CONDUCT OF THE MEETING SUCH AS APPROVAL OF ONE OR MORE ADJOURNMENTS OF THE MEETING FOR THE PURPOSE OF OBTAINING ADDITIONAL STOCKHOLDER VOTES.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF ALL NOMINEES FOR DIRECTOR AND FOR PROPOSAL 2

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

                                                                     -----------
                                                                     SEE REVERSE
                                                                        SIDE
                                                                     -----------

       PLEASE MARK YOUR
[X]    VOTES AS IN THIS
       EXAMPLE.

1.        ELECTION OF DIRECTORS: To elect each of C. Randall Hill, Steven D.
          Gray, Kenneth A. Hersh, David R. Albin, John S. Foster and John Q. Adams to serve as directors for a one year term ending at the Annual Meeting of Stockholders in 2000 and until their successors are duly elected and qualified or until their earlier death, registration or removal from office.

                         FOR ALL                  WITHHELD FROM
                         NOMINEES                  ALL NOMINEES
                           [ ]                          [ ]


For the nominees except as noted below.

------------------------------------------------------------------------------

2. To ratify the selection of Arthur Andersen LLP as independent accountants for the Company for the fiscal year ending December 31, 1999.

                  FOR              AGAINST             ABSTAIN
                  [ ]                [ ]                 [ ]


                                  MARK HERE FOR
                                 ADDRESS CHANGE        [ ]
                                  AND NOTE LEFT

SIGNATURE(S)                                                 DATE
             -----------------------------------------------      -----------

NOTE: Please sign exactly as name appears on this card. Joint owners should each sign personally. If you are signing as a representative of the named stockholder (e.g. as a trustee, corporation officer or other agent on behalf of a trust, corporation or other entity) you should indicate your title or the capacity in which you sign.